Item 77 Q1


(e).	1. Investment Advisory Agreement between The RBB Fund,
Inc. and Hilliard Lyons Research Advisors dated April
29, 2008 with respect to the Senbanc Fund is incorporated herein by reference as exhibit (d)(15) to Registrant's Post-Effective Amendment No. 126 as filed electronically with the SEC on October 24, 2008
(Accession No. 0001193125-08-216061).

	2. Interim Investment Advisory Agreement between The
RBB Fund, Inc. and Bear Stearns Asset Management, Inc.
with respect to the Bear Stearns Ultra Short Income
Fund dated March 26, 2008 is incorporated herein by reference as exhibit (d)(23) to Registrant's Post-
Effective Amendment No. 126 as filed electronically with the SEC on October 24, 2008 (Accession No.
0001193125-08-216061).

	3.  Investment Advisory Agreement between The RBB
Fund, Inc. and Bear Stearns Asset Management Inc. with respect to the Bear Stearns Ultra Short Income Fund dated May 15, 2008 is incorporated herein by reference as exhibit (d)(24) to Registrant's Post-Effective
Amendment No. 126 as filed electronically with the SEC on October 24, 2008 (Accession No. 0001193125-08-
216061).

	4. Interim Investment Advisory Agreement between The
RBB Fund, Inc. and Bear Stearns Asset Management, Inc.
with respect to the Bear Stearns CUFS MLP Mortgage
Portfolio dated March 26, 2008 is incorporated herein by reference as exhibit (d)(19) to Registrant's Post-
Effective Amendment No. 126 as filed electronically with the SEC on October 24, 2008 (Accession No.
0001193125-08-216061).

	5. Investment Advisory Agreement between The RBB Fund,
Inc. and Bear Stearns Asset Management, Inc. with respect to the Bear Stearns CUFS MLP Mortgage
Portfolio dated August 12, 2008 is incorporated herein by reference as exhibit (d)(20) to Registrant's Post-
Effective Amendment No. 126 as filed electronically with the SEC on October 24, 2008 (Accession No.
0001193125-08-216061).




(f).	Letter from PricewaterhouseCoopers LLP as independent
registered public accounting firm to the Bear Stearns
CUFS MLP Mortgage Portfolio furnished pursuant to sub-
item 77K is filed herewith.